BẢN GHI NHỚ KẾT THÚC
CỦA HỢP ĐỒNG MUA BÁN
GIỮA
PHILUX GLOBAL GROUP INC. (trước đây là PHI GROUP, INC.), CÔNG TY CỔ PHẦN XUẤT NHẬP KHẨU PHÁT ĐẠT
VÀ
ÔNG HUỲNH NGỌC VŨ, CỔ ĐÔNG ĐA SỐ CỦA CÔNG TY CỔ PHẦN XUẤT KHẨU PHÁT ĐẠT

CLOSING MEMORANDUM
FOR THE AGREEMENT OF PURCHASE AND SALE
BY AND AMONG
PHILUX GLOBAL GROUP INC. (a/k/a PHI GROUP, INC.), VAN PHAT DAT EXPORT JOINT STOCK COMPANY
AND
MR. HUYNH NGOC VU, THE MAJORITY SHAREHOLDER OF VAN PHAT DAT EXPORT JOINT STOCK COMPANY

Lúc 10:00 sáng giờ Việt Nam ngày 30 tháng Chín năm 2022
At 10:00 A.M. Vietnam Time September 30, 2022

I. TỔNG QUAN
GENERAL

Bản ghi nhớ này mô tả các giao dịch chính đã xảy ra liên quan đến HỢP ĐỒNG MUA BÁN được ký kết và có hiệu lực vào ngày 16 tháng Tám năm 2022 giữa Philux Global Inc (trước đây là PHI Group, Inc.), một công ty đại chúng của Hoa Kỳ được tổ chức và hoạt động theo luật pháp của tiểu bang Wyoming, Hoa Kỳ có địa chỉ trụ sở chính tại 2323 Main Street, Irvine, CA 92614, Hoa Kỳ, sau đây gọi tắt là "PGG", Công ty Cổ phần Xuất khẩu Vạn Phát Đạt, một công ty cổ phần Kỳ được tổ chức và hoạt động theo luật pháp của nước Cộng hòa Xã hội Chủ nghĩa Việt Nam, có địa chỉ trụ sở chính tại số 316 Lê Văn Sỹ, Phường 1, Quận Tân Bình, Thành phố Hồ Chí Minh, Việt Nam, sau đây gọi tắt là "VPD" và ông Huỳnh Ngọc Vũ, người nắm giữ ít nhất năm mươi mốt phần trăm (51%) cổ phần trong VPD vào ngày hiệu lực của Hợp đồng Mua Bán đó ("Cổ đông Đa số").
This memorandum describes the principal transactions that have occurred in connection with the AGREEMENT OF PURCHASE AND SALE entered into and made effective as of August 16, 2022, among Philux Global Group Inc. (f/k/a PHI Group, Inc.) a U.S. public company duly organized and existing by virtue of the laws of the State Wyoming, U.S.A. with principal address at 2323 Main Street, Irvine, CA 92614, U.S.A., hereinafter referred to as "PGG", Van Phat Dat Export Joint Stock Company, a joint stock company organized and existing by virtue of the laws of Socialist Republic of Vietnam, with principal business address at 316 Le Van Sy Street, Ward 1, Tan Binh District, Ho Chi Minh City, Vietnam, hereinafter referred to as "VPD" and the Mr. Huynh Ngoc Vu, the holder of at least fifty-one percent (51.00%) of equity ownership in VPD as of the effective date of said Agreement of Purchase and Sale (the "Majority Shareholder").

Việc Kết thúc xảy ra vào lúc 10:00 giờ Việt Nam ngày 30 tháng Chín năm 2022, phù hợp với Thủ tục Kết thúc của Hợp đồng Mua Bán được tham chiếu.
The Closing occurred on September 30, 2022 (the "Effective Date"), at 10:00 A.M. Vietnam Time, in accordance with the Closing Procedures of the referenced Agreement of Purchase and Sale.

II. CÁC GIAO DỊCH TRƯỚC KẾT THÚC
TRANSACTIONS PRIOR TO THE CLOSING

Các hành động sau đây được thực hiện trước lúc Kết thúc:
The following actions were taken prior to the Closing:

- Có hiệu lực vào ngày 16 tháng Tám năm 2022, Hợp đồng Mua Bán giữa Philux Global Inc., Công ty Cổ phần Xuất khẩu Phát Đạt và ông Huỳnh Ngọc Vũ, Cổ đông Đa số của Công ty Cổ phần Xuất khẩu Phát Đạt đã được ký kết và thực hiện.
  Effective August 16, 2022 , an Agreement of Purchase and Sale among Philux Global Group Inc., Van Phat Dat Joint Stock Company and Mr. Huynh Ngoc Vu, the Majority Shareholder of Van Phat Dat JSC, was executed and delivered.
- Trước Ngày Kết thúc, tất cả các Bên đã thỏa mãn với các đánh giá rà soát toàn diện của Bên kia.
  Prior to the Closing Date, all the parties have been satisfied with due diligence reviews of each other.

III. CÁC TÀI LIỆU VÀ GIAO DỊCH KẾT THÚC
CLOSING DOCUMENTS AND TRANSACTIONS

Các tài liệu sau đây đã được chuyển giao vào lúc hay trước Ngày Hiệu lực, nhưng tất cả những tài liệu này được xem như đã được chuyển giao vào Ngày Hiệu lực. Tất cả tài liệu này đều được ghi ngày tháng là Ngày Hiệu lực và được chuyển giao tại thành phố Hồ Chí Minh, Việt Nam, trừ khi được quy định khác đi. Tất cả các giao dịch liên quan đến việc Kết thúc này cũng sẽ được xem như đã hoàn thành đồng thời, để cho không giao dịch nào có hiệu lực cho đến khi tất cả giao dịch đều có hiệu lực. Các bản ký kết (hoặc bản sao, hoặc được xem như bản sao nếu cần thiết) của từng tài liệu sẽ được chuyển giao cho mỗi bên sau khi Kết thúc.
The following documents were delivered at or prior to the Effective Date, but all such documents are deemed delivered at the Effective Date. All documents are dated as of the Effective Date and delivered in Ho Chi Minh City, Vietnam, unless otherwise indicated. All transactions in connection with the Closing shall be considered as accomplished concurrently, so that none shall be effective until all are effective. Executed copies (or photocopies, or conformed copies, where necessary) of each document will be delivered to each party after the Closing.

IV. KẾ HOẠCH CỦA CÁC TÀI LIỆU KẾT THÚC
SCHEDULE OF CLOSING DOCUMENTS

A. TÀI LIỆU KẾT THÚC CỦA CÔNG TY CỔ PHẦN XUẤT KHẨU VẠN PHÁT ĐẠT VÀ CỔ ĐÔNG ĐA SỐ

CLOSING DOCUMENTS BY VAN PHAT DAT EXPORT JSC AND THE MAJORITY SHAREHOLDER

1. Hồ sơ Doanh nghiệp của Công ty Cổ phần Xuất khẩu Vạn Phát Đạt
   Van Phat Dat Export JSC's corporate documents
   a. Điều lệ Công ty/*Articles of Incorporation.*
   b. Thỏa thuận Hoạt động/*Bylaws.*
   c. Báo cáo tài chính/*Financial statements.*
   d. Tiết lộ nợ/*Liability disclosure.*
   e. Tài sản/*Assets.*
   f. Hợp đồng/*Contracts.*
   g. Tranh chấp/*Litigation.*
   h. Bảo hiểm/*Insurance.*
   i. Nhân viên/*Employees.*
   j. Tuân thủ Luật – Ngoại lệ/*Compliance with Laws - Exceptions.*
   k. Thuê mướn/*Leases.*

2. Bằng chứng của sự chuyển giao Năm Triệu Một Trăm Ngàn (5.100.000) Cổ phiếu Phổ thông của VPD bởi ông Huỳnh Ngọc Vũ cho Công ty Philix Global Trade Inc.
   Proof of the conveyance of Five Million One Hundred Thousand (5,100,000) Shares of Ordinary Stock of VPD by Mr. Huynh Ngoc Vu to Philux Global Trade Inc.

3. Tất cả các chứng nhận và tài liệu khác theo yêu cầu của Phần 5.1 của Hợp đồng này;
   All certificates and other documents required by Section 5.1 of this Agreement;

4. Giấy Xác nhận của Giám đốc VPD xác nhận rằng:
   Officer's Certificate of VPD certifying that:
   a. mỗi khế ước và nghĩa vụ của VPD đã được tuân thủ, và
      each respective covenant and obligation of VPD has been complied with, and
   b. mỗi sự đại diện, đảm bảo và khế ước của VPD là đúng và có thật vào lúc Kết thúc như thể là được thực hiện vào lúc Kết thúc.
      each respective representation, warranty and covenant of VPD is true and correct at the Closing as if made on and as of the Closing.

5. Bất kỳ tài liệu cần thiết nào khác, mỗi tài liệu đều được ký hợp lệ bởi VPD, như được đòi hỏi để làm cho Hợp đồng Mua Bán này có hiệu lực.
   Any other necessary documents, each duly executed by VPD, as required to give effect to this Agreement of Purchase and Sale.

B. TÀI LIỆU KẾT THÚC CỦA PHILUX GLOBAL GROUP INC. VÀ/HOẶC PHILUX GLOBAL TRADE INC.
CLOSING DOCUMENTS BY PHILUX GLOBAL GROUP INC. AND/OR PHILUX GLOBAL TRADE INC.

1. Bản sao của tất cả nghị quyết và/hoặc hành động đồng ý được thông qua bởi hoặc đại diện cho hội đồng quản trị PGG và/hoặc Philux Global Trade Inc., một công ty con của PGG, chứng minh sự chấp thuận của Hợp đồng Mua Bán được tham chiếu.
Copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of PGG and/or Philux Global Trade Inc., a subsidiary of PGG, evidencing approval of the referenced Agreement of Purchase and Sale.

2. Giấy Nợ Chuyển Đổi có giá trị Sáu Triệu Một Trăm Hai Mươi Bảy Ngàn Tám Trăm Chín Mươi Lăm Đô-la Mỹ (6.127.895 USD) phải trả cho ông Hùynh Ngọc Vũ, Cổ đông Đa số của VPD.
The Convertible Promissory Note in the amount of Six Million One Hundred Twenty-Seven Thousand Eight Hundred Ninety-Five U.S. Dollars (USD 6,127,895) payable to Mr. Huynh Ngoc Vu, the Majority Shareholder of VPD.

3. Tất cả các chứng nhận và tài liệu khác theo yêu cầu của Phần 5.2 của Hợp đồng này;
All certificates and other documents required by Section 5.2 of the Agreement of Purchase and Sale.

4. Giấy Xác nhận của Giám đốc PGG xác nhận rằng
Officer Certificate of PGG certifying that:
   a. mỗi khế ước và nghĩa vụ của PGG đã được tuân thủ, và
   each covenant and obligation of PGG has been complied with, and
   b. mỗi sự đại diện, đảm bảo và khế ước của PGG là đúng và có thật vào lúc Kết thúc như thể là được thực hiện vào lúc Kết thúc.
   each representation, warranty and covenant of PGG is true and correct at the Closing as if made on and as of the Closing.

5. Bất kỳ tài liệu cần thiết nào khác, mỗi tài liệu đều được ký hợp lệ bởi PGG, như được đòi hỏi để làm cho Hợp đồng Mua Bán này có hiệu lực.
Any other necessary documents, each duly executed by PGG, as required to give effect to the Agreement of Purchase and Sale.

V. NỘP HỒ SƠ LÊN CÁC CƠ QUAN CHỨC NĂNG VÀ CÓ THẨM QUYỀN CẤP NHÀ NƯỚC TẠI VIỆT NAM, VÀ ỦY BAN CHỨNG KHOÁN NHÀ NƯỚC VIỆT NAM
FILING WITH VIETNAMESE GOVERNMENT AUTHORITIES, STATE JURISDICTIONS AND THE SECURITIES AND EXCHANGE COMMISSION

Các tài liệu cần thiết liên quan đến việc ký kết Hợp đồng Mua Bán được tham chiếu này sẽ được đệ trình lên các cơ quan chức năng và/hoặc có thẩm quyền cấp nhà nước phù hợp tại Việt Nam, và Ủy ban Chứng khoán Nhà nước Việt Nam theo yêu cầu của pháp luật.
The necessary documents pertaining to the consummation of the referenced Agreement of Purchase and Sale will be filed with the appropriate Vietnamese government authorities, state jurisdictions and the Securities and Exchange Commission as may be required by law.

Ngày 30 tháng Chín năm 2022
Dated: September 30, 2022
PHILUX GLOBAL GROUP INC.
Một công ty tại tiểu bang Wyoming, Hoa Kỳ
PHILUX GLOBAL GROUP INC.
A Wyoming corporation, U.S.A.

Bởi/*By: /signed and sealed/ Henry D. Fahman*
Henry D. Fahman, Chủ tịch Hội đồng Quản trị & Tổng Giám đốc
Henry D Fahman, Chairman and CEO

Ngày 30 tháng Chín năm 2022
Dated: September 30, 2022
CÔNG TY CỔ PHẦN XUẤT KHẨU VẠN PHÁT ĐẠ
Một công ty cổ phần tại Việt Nam
VAN PHAT DAT JOINT STOCK COMPANY
A Vietnamese Joint Stock Company

Bởi/*By:/signed and sealed/ Pham Huu Tai*
Phạm Hữu Tài, Tổng Giám đốc
Pham Huu Tai, General Director

Ngày 30 tháng Chín năm 2022
Dated: September 30, 2022
CỔ ĐÔNG ĐA SỐ
MAJORITY SHAREHOLDER

Bởi/*By:/s/Huynh Ngoc Vu*
Huỳnh Ngọc Vũ, Người Bán
Huynh Ngoc Vu, Seller